CLAYMORE EXCHANGE-TRADED FUND TRUST
Guggenheim BulletShares 2014 Corporate Bond ETF
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the above listed Funds:

Effective December 31, 2014, Guggenheim BulletShares 2014 Corporate Bond ETF and Guggenheim BulletShares 2014 High Yield Corporate Bond ETF (each a “Fund,” and together, the “Funds”), each a separate series of the Claymore Exchange-Traded Fund Trust (the “Trust”), will be closed to new investments.  In accordance with the principal investment strategies of each Fund, the Funds will be terminated on December 31, 2014 without requiring additional approval by the Trust’s Board of Trustees or the Funds’ shareholders.  In connection with such termination, each Fund will make a cash distribution of its net assets to its respective remaining shareholders of record on December 31, 2014 after making appropriate provisions for any liabilities of the Fund, which will include any capital gains and dividends as of that date.  Guggenheim Funds Investment Advisors, LLC, each Fund’s investment adviser, may waive some or all of either Fund’s investment advisory fees so as to ensure that no Fund will have a negative yield during the termination period.  December 30, 2014 will be the last day of trading in each Fund on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in each Fund before the open of trading on December 31, 2014.

Shareholders can call 1-888-949-3837 for additional information.

Claymore Exchange-Traded Fund Trust
227 West Monroe Street
Chicago, Illinois 60606

Please Retain This Supplement for Future Reference

December 24, 2014	BSCEBSJE-SUP